SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-505I8 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                     (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.01 Completion of Acquisition or Disposition of Assets
     On May 8, 2007, Franklin Bank Corp., a Delaware corporation (the “Company”), completed the previously announced acquisition of The First National Bank of Bryan, a national banking association (“FNB Bryan”) headquartered in Bryan, Texas. Pursuant to the Agreement and Plan of Reorganization dated as of December 1, 2006 (the “Reorganization Agreement”) by and between the Company, FNB Bryan and an interim Texas state savings bank and wholly owned subsidiary of the Company formed for purposes of this transaction, the interim savings bank was consolidated with FNB Bryan, with FNB Bryan surviving (the “Consolidation”). As a result of the Consolidation, FNB Bryan became a wholly owned subsidiary of the Company and the shareholders of FNB Bryan became entitled to receive an aggregate of approximately $134 million in cash. At March 31, 2007, FNB Bryan had approximately $540 million in assets and $450 million in deposits.
     Immediately following the Consolidation, FNB Bryan was merged with and into the Company’s banking subsidiary, Franklin Bank, S.S.B. (“Franklin Bank”), with Franklin Bank surviving the merger.
     A copy of the press release announcing completion of the Consolidation is filed as part of this Form 8-K as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
           The financial statements of the business acquired required by Item 9.01(a) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a)(4) of Form 8-K.
     (b) Pro Forma Financial Information.
           The pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a)(4) of Form 8-K.
     (c) Not applicable.
     (d) Exhibits.
Exhibit 2.1	Agreement and Plan of Reorganization by and between Franklin Bank Corp. and The First National Bank of Bryan dated as of December 1, 2006 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated December 7, 2006).

Exhibit 99.1	Press release of Franklin Bank Corp. dated May 9, 2007.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: May 14, 2007	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Reorganization by and between Franklin Bank Corp. and The First National Bank of Bryan dated as of December 1, 2006 (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K dated December 7, 2006).

Exhibit 99.1	Press release of Franklin Bank Corp. dated May 9, 2007